Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (3)

dated June 12, 2017 to the

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2017, as supplemented May 24, 2017, and June 12, 2017

Intelligent Variable Annuity® Prospectus

dated May 1, 2017, as supplemented May 24, 2017, and June 12, 2017

M Intelligent VUL Prospectus

dated May 1, 2017 as supplemented May 24, 2017

M Intelligent Survivorship VUL Prospectus

dated May 1, 2017 as supplemented May 24, 2017

This supplement amends certain disclosures in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The cover page of each prospectus is revised to add the following portfolio:

DFA VA Equity Allocation Portfolio

On pages 7-9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and pages 6-8 of the Intelligent Variable Annuity prospectus, and pages 8-9 of the M Intelligent VUL prospectus and pages 7-8 of the M Intelligent Survivorship VUL prospectus, the annual portfolio operating expenses table is revised as follows to reflect the addition of the new portfolio effective July 10, 2017:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VA Equity Allocation Portfolio*	0.30%	0.00%	0.03%	0.26%	0.59%	0.23%**	0.36%

*	The VA Equity Allocation Portfolio is a new portfolio, so the “Other Expenses” and “Acquired Fund Fees and Expenses” shown are based on anticipated fees and expenses for the first full fiscal year.
**	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2019 and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived up to thirty-six months after such fee waiver.

A (06/17)

On pages 27-30 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and pages 13-16 of the Intelligent Variable Annuity prospectus, and pages 26-28 of the M Intelligent VUL prospectus and pages 25-27 of the M Intelligent Survivorship VUL prospectus, the Portfolio Investment Manager and Investment Objectives table is revised as follows to reflect the addition of the new portfolio effective July 10, 2017:

Portfolio	Investment Manager	Investment objective
DFA VA Equity Allocation Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.

For more information about this change and about the portfolio in general, please refer to the DFA prospectus for this portfolio.

A (06/17)